SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 22, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                               ABSOLUTEFUTURE.COM
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)


                        COMMISSION FILE NUMBER: 000-24199


                  NEVADA                                88-0306099
    (STATE OR OTHER JURISDICTION OF                  (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                IDENTIFICATION NUMBER)

                         10900 NE 8TH STREET, SUITE 1414
                               BELLEVUE, WA 98004
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (425) 462-6210
                           (ISSUER'S TELEPHONE NUMBER)

ITEM 5. OTHER EVENTS.

The Company is filing this Current Report on Form 8-K in order to provide the information contained in its press release dated November 22, 2000, which is included as Exhibit 1 to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits filed as a part of this report.

Exhibit No.            Description
----------             -----------

1                      AbsoluteFuture.com Press Release dated November 22, 2000

                                   SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on November 22, 2000.


                               ABSOLUTEFUTURE.COM



                               By: /s/ BRIAN ABEEL
                                  ------------------
                                   Brian Abeel
                                    Secretary


Dated November 22, 2000

EXHIBIT 1


                              FOR IMMEDIATE RELEASE
                              ---------------------


ABSOLUTE FUTURE DISCLOSES STATUS OF S-8 FILINGS IN DECEMBER 1999 AND JANUARY 2000 AND RELATED SEC INVESTIGATION

Bellevue, WA -- November 22, 2000 -- Absolute Future (OTC: AFTI) today discussed the status of the previously disclosed S-8 filings of December 1999 and January 2000.

The Company had disclosed via 8-K filings on May 1, 2000 and May 24, 2000 and further discussed in the footnotes to its 10-QSB filed on November 14, 2000 that Form S-8 was used to register 1,100,000 shares issued to Commonwealth Partners LLC ("Commonwealth") in December 1999 and a total of 3,000,000 shares issued to Galton Scott and Goulett, Inc., Dottenhoff Financial Ltd., Berkshire Capital Partners, Inc. and Zimenn Importing and Exporting, Inc. ("the Consultants") in January 2000. As previously disclosed, the Commonwealth Form S-8 inaccurately stated that the Commonwealth Shares were compensation for marketing, advertising design and model/spokesperson services for registrants products. Both Form S-8's were prepared by Company's then-counsel and included his opinion that those shares could be registered on Form S-8. To the Company's knowledge, all of those shares were sold into the market by Commonwealth and the four consultants in first quarter fiscal 2000.

In May 2000, the Company became aware that William F. Palla, a partner in Commonwealth, had been the subject of multiple SEC investigations for securities fraud, including the SEC's "microcap" fraud investigation, and was recently indicted with members of organized crime families in New York for securities fraud. In addition, one of Commonwealth's other partners, Roger M. DeTrano, has been charged with securities fraud in New York.

The Company subsequently became aware that Form S-8 in fact was not available to register either the Commonwealth Shares or the Consultants' Shares, and that those shares had therefore been issued in violation of Section 5 of the Securities Act of 1933 and possibly of certain state securities laws. The Company is currently determining the availability of any state exemptions from registration, or whether it will need to conduct rescission offers in the affected states. The Company received a subpoena from the SEC dated November 15, 2000 indicating that the SEC was conducting a private investigation into the filing of the S-8's as well as several other specific publicly disclosed events. The subpoena requested that the Company provide supporting documentation for press releases dated July 20, 1999, July 26, 1999, August 9, 1999, August 19, 1999, August 20, 1999 and March 24, 2000 in addition to information relating to the S-8 filings and the related 8-K disclosures. The Company is cooperating fully in this investigation.

About AbsoluteFuture

AbsoluteFuture is developing core proprietary software products and technologies, focusing in the areas of security and encryption, databases, and Internet communications. The technologies developed in-house are used to provide solutions to other companies' e-commerce and Internet problems, and to develop its own e-businesses such as SafeMessageTM. For more information, see HTTP://WWW.ABSOLUTEFUTURE.COM.

Safe Harbor Statement

Forward-looking statements in this release concerning trends or anticipated operating results are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties related to AbsoluteFuture.com's operations. These risks and uncertainties include, but are not limited to, competitive factors (including the possibility of increased competition or technological development, competitors, and price pressures); legal factors (such as limited protection of the Company's proprietary technology and changes in government regulation); and the Company's dependence on key personnel and significant customers. These forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual operations or results to differ materially from those anticipated.


Contact

Graham Andrews
President and CEO
(425) 462-6210

INVESTORRELATIONS@ABSOLUTEFUTURE.COM

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